United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 24, 2006

(Date of Report – Date of earliest event reported)

DayStar Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	50508	84-1390053
(State or other jurisdiction of incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

13 Corporate Drive Halfmoon, New York	12065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 383-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 24, 2006, DayStar Technologies, Inc. (the “Company”) announced the departure of its current Chief Financial Officer Stephen Aanderud, who intends to leave DayStar during the fourth quarter of this year to address health issues.

The press release that was issued by the Company on July 24, 2006 relating to this event is included as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

/s/ Stephen A. Aanderud
Stephen A. Aanderud
Chief Financial Officer

Dated: July 26, 2006